Note 9 - Advances from Federal Home Loan Bank	12 Months Ended
Dec. 31, 2014
Disclosure Text Block [Abstract]
Federal Home Loan Bank Advances, Disclosure [Text Block]

NOTE 9 - ADVANCES FROM FEDERAL HOME LOAN BANK

Advances from Federal Home Loan Bank are collateralized by FHLB stock and pledges of certain residential mortgage loans and are summarized as follows:

		December 31
Maturity	Rate	2014	2013
February 2014	0.36%	-	7,000
February 2015	0.36%	18,000	-
March 2016	2.04%	10,000	10,000
May 2016	0.75%	2,000	2,000
March 2017	2.31%	2,000	2,000
May 2017	1.07%	2,000	2,000
March 2018	2.33%	5,000	5,000
April 2018	3.03%	5,000	5,000
May 2018	1.38%	2,000	2,000
March 2019	3.56%	5,000	5,000
March 2019	3.51%	5,000	5,000
May 2019	1.69%	2,000	2,000
May 2020	2.01%	2,000	2,000
March 2021	3.71%	5,000	5,000
March 2021	3.74%	5,000	5,000
March 2021	3.80%	5,000	5,000
March 2021	3.87%	5,000	5,000
		$80,000	$69,000

Each of the fixed rate advances is subject to early termination options. The Federal Home Loan Bank reserves the right to terminate each agreement at an earlier date. During 2013, the Company restructured $42 million of existing advances prior to their original maturities into new advances with lower coupon rates and later maturity dates. The difference between the present value of the future cash flows between the original and restructured advances was less than 10% for each of the advances restructured. Therefore, the costs associated with the terminations of the existing advances were embedded into the new advances, and will be recognized over the life of the new advances. The purpose of these restructurings was to save interest expense in the shorter term by lowering the coupon rate on existing advances while also lowering the Company’s interest rate risk exposure in a rising rate environment by extending the advance maturities.